SUPPLEMENT EFFECTIVE DATE:    JUNE 4, 1998





On average, Affiliated Fund shareholders have owned the Fund for over 18 years.

[PHOTO OMITTED]

Lord Abbett Affiliated Fund

For over 60 years, Lord Abbett Affiliated Fund has helped thousands of investors meet their financial objectives. Today, with approximately $8 billion in assets, the Fund is one of the largest in the industry. Whether you're investing for your retirement, to buy a new home or to help fund a child's education, we believe Lord Abbett Affiliated Fund can help you achieve your goals.

[GRAPHIC OMITTED]

The Fund: Something to Talk About

      "Lord Abbett Affiliated Fund keeps its wits when others panic."

      and

      "Hudson and his predecessors have built a record of decent returns with only modest volatility -- a strong recommendation for the fund."

      Source: Morningstar Mutual Funds, August 15, 1997
      --------------------------------------------------------------------------

      "... Lord Abbett Affiliated Fund's long-term performance is quite good. Historically the fund has offered a yield that is greater than its peers..."

      Source: Value Line Mutual Fund Survey, November 11, 1997
      --------------------------------------------------------------------------

Past performance is no indication of future results.

Unless otherwise stated, all results shown: are as of 12/31/97 for Class A shares; reflect the Class A share maximum sales charge of 5.75%; and assume the reinvestment of all distributions. Illustrations involving a periodic investment plan reflect applicable reduced sales charges under rights of accumulation. Periodic investment plans do not always return a profit and do not protect against losses in a declining market. Since periodic investment plans involve continuous investments in securities regardless of fluctuating price levels, investors should consider their financial ability to continue their purchases through periods of low price levels.

It is important to remember that, unlike the Fund, a Certificate of Deposit's (CD's) rate and principal are guaranteed if held to maturity, while the Fund's share value will fluctuate. The FDIC insures CDs up to $100,000.

A fiduciary holds assets in trust for a beneficiary, and is charged with investing money wisely.

We're proud that over 55,000 fiduciaries have chosen
Lord Abbett Affiliated Fund to help fulfill their responsibilities.

Individuals, Institutions and Fiduciaries Invest in Lord Abbett Affiliated Fund

                                                              Number of Accounts
     ---------------------------------------------------------------------------
     Fiduciaries
     ---------------------------------------------------------------------------
     Pension, Profit-Sharing and 401(k) Retirement Plans ..............   19,418
     Trusts ...........................................................   12,747
     Custodians for minors ............................................   20,241
     457 Retirement and 403(b) Plans ..................................    4,533
     Estates ..........................................................    1,043
     ---------------------------------------------------------------------------
     Institutions
     ---------------------------------------------------------------------------
     Broker-held accounts .............................................   97,306
     Corporations .....................................................      531
     Banks, credit unions and other financial organizations ...........      656
     Non-profit &philanthropic organizations ..........................      516
     Clubs & fraternal organizations ..................................      115
     Cemeteries .......................................................       67
     Government agencies ..............................................       28
     Colleges & universities ..........................................       63
     Nursing homes & hospitals ........................................       42
     ---------------------------------------------------------------------------
     Individuals
     ---------------------------------------------------------------------------
     Single & joint accounts ..........................................   96,587
     IRAs .............................................................   54,141
     ---------------------------------------------------------------------------
     Total                                                               308,034
     ---------------------------------------------------------------------------

     The people you rely on to manage your money invest with us. A number of brokerage firms include Affiliated Fund in their retirement plans. In fact, a leading national brokerage firm has over $30 million of its retirement plan invested in Affiliated Fund.

     Current and former Lord Abbett partners and employees, along with their families, have investments of over $75 million in Affiliated Fund. We'd like to invite you to become part of our family.

     SEC-required average annual compounded returns at the Class A share maximum sales charge of 5.75% for periods ending 12/31/97:

     [The following table was represented as a bar graph in the printed material]

        1 Year                  17.90%
        5 Years                 17.04%
       10 Years                 14.82%
       20 Years                 15.49%
       30 Years                 12.23%
       40 Years                 12.59%

--------------------------------------------------------------------------------
Past performance is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

What Affiliated Fund Shareholders Own

$10,000 invested in the Fund on December 31, 1997, bought a piece of the following companies:

Aetna Inc. .............................................................    $133
Allegheny Energy .......................................................      71
American General Corp. .................................................     101
American Home Products .................................................     142
AMOCO ..................................................................      85
Archer-Daniels-Midland .................................................      62
Baltimore Gas & Electric Co. ...........................................     127
BankAmerica ............................................................      91
BankBoston .............................................................     117
Baxter International Inc. ..............................................     188
Bell Atlantic ..........................................................     141
Bowater Inc. ...........................................................     110
Carolina Power & Light .................................................     158
Chase Manhattan Corp. ..................................................     109
Chevron Corp. ..........................................................     143
Chubb Corp. ............................................................     258
Cigna ..................................................................     343
CINergy Corp. ..........................................................      95
Comerica Inc. ..........................................................     140
ConAgra Inc. ...........................................................     204
Consolidated Natural Gas ...............................................     131
Corning Inc. ...........................................................     138
Crown Cork & Seal Inc. .................................................      31
Deere & Co. ............................................................     290
Deluxe Corp. ...........................................................      64
Dow Chemical ...........................................................      76
Duke Power Co. .........................................................     138
EMC Corp. ..............................................................      68
Emerson Electric Co. ...................................................     189
ENI ADS ................................................................      71
Exxon Corp. ............................................................     106
First Chicago NBD ......................................................     135
First Union Corp. ......................................................     127
Florida Progress Corp. .................................................      97
Fort James Corp. .......................................................     119
Fortune Brands Inc. ....................................................     161
FPL Group ..............................................................     154
Gallaher Group plc ADS .................................................      53
General Motors .........................................................     169
Georgia Pacific ........................................................      75
Georgia Pacific Timber .................................................      28
Heinz, H.J. Co. ........................................................     202
Hewlett-Packard ........................................................     252
IBM Corp. ..............................................................     195
Int'l Flavor & Fragrance ...............................................      64
Intel Corp. ............................................................      26
International Paper Co. ................................................     107
Kimberly Clark .........................................................     199
Liz Claiborne Inc. .....................................................      65
Lucent Technologies Inc. ...............................................      50
Lyondell Petrochemical Co. .............................................      49
May Department Stores ..................................................      65
Mellon Bank Corp. ......................................................      75
Minnesota Mng. & Mfg. Co. ..............................................     204
Mobil Corp. ............................................................     202
Morgan Stanley, Dean Witter,
Discover & Co. .........................................................     147
Motorola Inc. ..........................................................     163
Occidental Petroleum ...................................................      81
J.C. Penney ............................................................      30
Pioneer Hi-Bred Int'l Inc. .............................................     107
Providian Corp. ........................................................      70
Raytheon ...............................................................       9
Rohm & Haas Co. ........................................................     119
Sara Lee Corp. .........................................................     175
SBC Communications Inc. ................................................     159
Seagate Technology .....................................................      96
SmithKline Beecham plc ADS .............................................     128
Sonat Inc. .............................................................     142
St. Paul Companies Inc. ................................................     102
Textron ................................................................      62
The Progressive Corporation ............................................      60
Total S.A. ADS .........................................................      69
Toys R Us Inc. .........................................................      98
Transamerica Corp. .....................................................     172
United Healthcare Corp. ................................................      31
USX - U.S. Steel Group .................................................      58
VF Corp. ...............................................................     114
Wal Mart Stores Inc. ...................................................     113
Warner-Lambert Co. .....................................................      77
Washington Mutual ......................................................     170
Westvaco Corp. .........................................................      59
Whirlpool Corp. ........................................................      68

--------------------------------------------------------------------------------
Total Stocks: ..........................................................  $9,669
Fixed-Income
Securities: ............................................................    $161
Net Cash &
Equivalents: ...........................................................    $170
TOTAL: ................................................................. $10,000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
There can be no assurances that the Fund will continue to hold these companies' stock or, if it does, whether the holdings will increase, decrease or remain constant in absolute or relative amount.

Lord Abbett Affiliated Fund's
Management Style

The Sophisticated Shopper:

When it comes to stock selection, Tom Hudson, the portfolio manager for Lord Abbett Affiliated Fund, is a savvy buyer. Mr. Hudson is part of an experienced team of financial professionals whose approach includes elements similar to those taken by smart shoppers.

Have you ever thought about how you shop? Most people like to find "bargains."

Savvy shoppers often check out the sales racks of high-end stores and seek items with a low price tag. Of course, just because "the price is right" does not mean that a product is worth buying. A smart shopper will carefully inspect the item, checking for defects and overall quality. Another important test required by the smart shopper: usability and function. If the item is not in style, or is something the shopper would not be likely to use, there is probably no point in buying it.

--------------------------------------------------------------------------------
Is it on sale?
--------------------------------------------------------------------------------

Quantitative Research:

Performed on a universe of the 1,000 largest U.S. and multinational companies to identify those whose stocks represent the best bargains.

                               [GRAPHIC OMMITED]

--------------------------------------------------------------------------------
Is it a high-quality item?
--------------------------------------------------------------------------------

Fundamental Research:

Conducted to assess a company's operating environment, resources and strategic plans and to determine its prospects for exceeding the earnings expectations reflected in its stock price.

                               [GRAPHIC OMMITED]

--------------------------------------------------------------------------------
Is this a timely decision?
--------------------------------------------------------------------------------

Business Cycle Analysis:

Used to assess the economic and interest-rate sensitivity of the Fund's portfolio. This analysis helps the portfolio manager assess how adding or deleting stocks changes a portfolio's overall sensitivity to economic activity and interest rates.

                               [GRAPHIC OMMITED]

--------------------------------------------------------------------------

      For decades, we have believed that investing with a disciplined, value approach is the best way to achieve competitive returns and reduce portfolio risk.

      Our experienced team continually monitors the Fund's existing investments while also "shopping" for good companies selling at reasonable prices.

Affiliated Increased Investors' Purchasing Power

One of the few things in life we can count on is inflation. Although inflation has been moderate in recent years, even low levels of inflation will decrease your purchasing power over the long term. Wise investments can help you counteract inflation. The better your investments perform relative to inflation, the easier it is for you to keep ahead of the increasing cost of living.

Inflation: The Price You Pay

--------------------------------------    --------------------------------------
  One-Year Private College Tuition(1)     Affiliated Fund
--------------------------------------    --------------------------------------

  1977                         1997         1977                        1997

  $2,476        ->          $12,823       $2,476        ->           $44,133

                               [GRAPHIC OMMITED]

The cost of attending a private college has skyrocketed. One year's tuition has increased by 418% since 1977. However, $2,476 invested in Affiliated Fund 20 years ago would have grown to pay for nearly four years' tuition in 1997.

--------------------------------------    --------------------------------------
  Single-Family House(2)                  Affiliated Fund
--------------------------------------    --------------------------------------

  1977                         1997          1977                     1997

  $47,900       ->         $153,200       $47,900       ->        $853,809

                               [GRAPHIC OMMITED]

The average single-family home costs nearly four times as much today as it did in 1977. That represents a 220% increase since 1977. Had you invested that same $47,900 in Affiliated Fund in 1977, you would have been able to purchase several houses today.

--------------------------------------------------------------------------------

[The following table is represented by a bar graph in the printed material]

Growth of $100,000 Investment:
12/31/77-12/31/97


                 Affiliated Fund(3)                 $1,821,834
                 Certificate of Deposit(4)          $  477,494
                 Inflation (Consumer Price Index)   $  259,742

--------------------------------------------------------------------------------

(1)   National average. Source: College Board.

(2)   National average. Source: National Association of Realtors, Research
      Division.

(3)   Reflects 3.75% reduced sales charge for investments of $100,000.

(4) Value as of 12/31/97 of $100,000 put into six-month CDs on 12/31/77, assuming the average CD rate available during each year. Source: Salomon Brothers and The Federal Reserve Bank.

See page 1 for important information about CDs.

--------------------------------------------------------------------------------

Lord Abbett Affiliated Fund

Through the Years

It seems there is never a "perfect time" to invest; Affiliated's long-term track record has helped our investors look beyond all the short-term reasons not to invest.

[The following table was depicted as a Mountain graph in the printed material.]

1950
Beginning of
Korean conflict

1953
U.S. unemployment
level falls to
lowest point since
close of WW II

1955
AFL-CIO forms

1957
Treaty of Rome
establishes the
European Economic
Community (the
Common Market)

[PHOTO OMITTED]

1958
First U.S. earth
satellite is
launched. U.S.
unemployment reaches
post-war high; economic
recession grips the U.S.

1961
Berlin Wall
is raised

1963
John F. Kennedy
is assassinated

1965
President Johnson's
"Great Society"
programs are
implemented

        1/1/50*       1950      1951     1952     1953     1954     1955     1956     1957    1958     1959     1960     1961

CAPITAL VALUE
Dividends in Cash       $536      746      570      583      625      658      692      721     748      744      850      851
Value at Year End(1)  $10,966  12,227   13,304   12,966   16,371   17,722   17,949   17,212  23,851   26,196   26,787   32,778
-------------------------------------------------------------------------------------------------------------------------------
TOTAL VALUE
Dividends Reinvested    $547      810      653      698      782      858      936    1,014   1,094    1,123    1,323    1,365
Value at Year End(2)  $11,594  13,772   15,669   15,973   21,023   23,640   24,873   24,834  35,627   40,267   42,569   53,504
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS          15.94%   18.79%   13.77%    1.94%   31.62%   12.45%    5.22%  -0.16%   43.46%   13.02%    5.72%   25.69%

                         1962    1963      1964

CAPITAL VALUE
Dividends in Cash         924     966     1,131
Value at Year End(1)    29,212  33,761    38,210
------------------------------------------------
TOTAL VALUE
Dividends Reinvested     1,528    1,647    1,986
Value at Year End(2)    49,279   58,630   68,360
------------------------------------------------
TOTAL RETURNS            -7.90%   18.98%   16.60%

All data above is as of calendar year end. *Initial investment of $10,000 occurred on 1/1/50, when Affiliated Fund adopted its current investment philosophy. The Fund commenced operations on 5/14/34. (1)Capital Value figure represents value of principal, with capital gains distributions of $252,848 reinvested. Figure does not reflect dividends paid totaling $154,108. (2)Total Value figure represents total account value, assuming the reinvestment of dividends and capital gains distributions totaling $2,186,412.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1968
Robert F. Kennedy and
Martin Luther King, Jr.
are assassinated

1972
SALT arms treaty
is signed

1974
President Richard M. Nixon
resigns from office

1976
Gold bottoms
at $104

1978
Shah of Iran's
regime is toppled
and oil prices triple,
prompting a 13.3%
U.S. inflation rate

1979
Interest rates at highest
levels since the Civil War

1980
U.S. banks raise
the prime rate
to 20%

1981
PATCO strike

1982
IRS approves 401(k)
plan structure

                       1965     1966    1967      1968     1969    1970      1971      1972      1973    1974     1975
CAPITAL VALUE
Dividends in Cash      1,269    1,473   1,569     1,694    1,812   1,836     1,762     1,824     2,003   2,108    1,720
Value at Year End(1)  41,721   37,786  45,149    51,645   42,439  41,564    43,538    47,002    42,431  33,867   45,521
--------------------------------------------------------------------------------------------------------------------------
TOTAL VALUE
Dividends Reinvested   2,298    2,756   3,046     3,407    3,777   3,997     4,006     4,316     4,946   5,463    4,687
Value at Year End(2)  77,009   72,407  89,577   106,095   90,728  93,140   101,491   114,064   107,808  91,016  127,100
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS          12.65%  -5.98%   23.71%    18.44%  -14.48%   2.66%     8.97%    12.39%   -5.48%  -15.58%   39.65%

                        1976      1977     1978      1979      1980      1981      1982
CAPITAL VALUE
Dividends in Cash       2,290     2,561    2,754     3,320     3,981     4,716     5,021
Value at Year End(1)   58,763    52,322   51,426    62,843    73,936    69,482    80,090
----------------------------------------------------------------------------------------
TOTAL VALUE
Dividends Reinvested    6,496     7,590    8,579    10,923    13,876    17,440    19,907
Value at Year End(2)  171,163   159,759  165,466   214,103   266,825   267,703   331,873
----------------------------------------------------------------------------------------
TOTAL RETURNS           34.67%   -6.66%     3.57%    29.39%    24.62%     0.33%    23.97%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1985
U.S. becomes debtor
nation for first time
since 1914

[PHOTO OMITTED]

1987
Biggest 1-day stock
market decline

1989
Berlin Wall
comes down

1990
Iraq invades
Kuwait

1991
Gulf War begins

1993
World Trade
Center bombing
kills six

1996
Bill Clinton becomes
first Democrat since
FDR to be elected to
second term as U.S.
president

1997
Dow Jones Industrial
Average surpasses
8,000 points

This chart and the charts on pages 9 and 15 are plotted on a logarithmic scale, which emphasizes percentage changes and gives the same visual weight to comparable percentage changes, regardless of dollar values. Thus, the 23.71% increase ($17,170) from 1966 to 1967 appears relatively equal to the 23.53% increase ($190,175) from 1988 to 1989.

                        1983      1984      1985      1986      1987      1988      1989      1990       1991        1992
CAPITAL VALUE
Dividends in Cash       4,848     5,369     5,985     6,383     7,563     7,141     7,265     6,902      6,797       6,889
Value at Year End(1)   95,323    95,970   115,016   134,774   132,196   141,567   167,170   151,429    177,398     192,091
---------------------------------------------------------------------------------------------------------------------------
TOTAL VALUE
Dividends Reinvested   20,511    24,006    28,372    31,931    39,718    39,501    42,234    41,932     43,161      45,499
Value at Year End(2)  416,609   445,072   564,663   694,229   716,392   808,170   998,345   946,129  1,154,289   1,297,340
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS           25.53%     6.83%    26.87%    22.95%     3.19%    12.81%    23.53%   -5.23%      22.00%      12.39%

                           1993        1994        1995        1996        1997
CAPITAL VALUE
Dividends in Cash          6,215       6,292       6,492       7,156       7,753
Value at Year End(1)     210,999     213,154     273,544     320,690     393,010
--------------------------------------------------------------------------------
TOTAL VALUE
Dividends Reinvested      42,483      44,309      47,045      53,170      58,921
Value at Year End(2)   1,468,750   1,528,374   2,012,864   2,416,445   3,024,450
--------------------------------------------------------------------------------
TOTAL RETURNS              13.21%       4.06%      31.70%      20.05%      25.16%

                                                                 ---------------
                                                                  Average Annual
                                                                    Total Return
                                                                       Over This
                                                                  Period: 12.64%
                                                                 ---------------
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Outperforming the Market

Affiliated Fund has outperformed the stock market for decades. As shown below, even shareholders who invested in the Fund right before the major market downturn of 1973 - 1974 did well if they remained invested. While the Fund did not always outperform the market over shorter periods, it generally provided better returns than the stock market during "flat" and "down" markets. Below, we highlight several three-year periods when the stock market produced below-average returns.

We believe Affiliated's better performance during such difficult periods is one of the key reasons that our average shareholder has remained invested for over 18 years.

--------------------------------------------------------------------------------
                         Affiliated Fund vs. the Market:
                       $50,000 Invested 12/31/71-12/31/97

---------------                   ---------------                ---------------
1973-1975                         1977-1979                      1992-1994
---------------                   ---------------                ---------------
Affiliated 3.7%                   Affiliated 7.7%                Affiliated 9.8%
S&P       -4.9%                   S&P        5.5%                S&P        6.3%

            AFFILIATED FUND             S&P 500

1971      47,609                        50,000
1972      53,521                        59,498
1973      50,584                        50,757
1974      42,705                        37,324
1975      59,637                        51,219
1976      80,311                        63,474
1977      74,961                        58,931
1978      77,638                        62,802
1979      100,459                       74,489
1980      125,197                       98,662
1981      125,608                       93,806
1982      155,718                       114,017
1983      195,477                       139,734
1984      208,833                       148,500
1985      264,944                       195,657
1986      325,739                       232,889
1987      336,138                       245,117
1988      379,202                       285,684
1989      468,433                       376,062
1990      443,933                       364,424
1991      541,603                       475,242
1992      608,724                       511,399
1993      689,152                       562,842
1994      717,128                       570,242
1995      944,456                       784,274
1996      1,133,821                     963,620
1997      1,419,103                     1,284,996


Affiliated Fund(1)
S&P 500(2)

--------------------------------------------------------------------------------

                            ------------------------

                            Outperforming the market
                      during difficult periods has been an
                           Affiliated Fund trademark.

----------
(1)   Reflects a reduced sales charge of 4.75%
(2)   Market performance as mea- sured by the Standard & Poor's 500 Index.

      Three Retirees Invest Their Retirement Nest Eggs...

      To examine the enormous difference between an investment in stocks or bonds and an investment in the professionally managed Affiliated Fund, let's look at three fictional couples. Twenty-five years ago, the Millers, the Smiths and the Jordans each retired with a nest egg of $200,000, but the couples chose to invest their money in different ways.

The Millers took their $200,000 and purchased a high-grade bond yielding 6.5% a year

1. The Millers considered this to be a "safe" investment for their future because, in 1972, they could live comfortably on the $13,000 annual income generated by their bond. But in 1997, it takes $49,664 in order to buy what cost $13,000 in 1972. The Millers discovered their "safe" investment could not keep up with the cost of living. In addition, as bonds mature, their owners may find interest rates have dropped and that they have no choice but to accept a lower rate. They still have their original $200,000 investment, but that would buy less than it used to as well.

The Smiths took their $200,000 and invested in an S&P 500-based Index Fund, with all distributions to be reinvested.*

2. The Smiths thought their Index Fund was a wise investment. They withdrew 6% of their portfolio each year, based on their account balance at the close of the previous year, to cover their expenses. When the market performed well, they were pleased with their decision. However, in years where the market did poorly, the Smiths' account balance reflected that performance, because their investment relied heavily on the market index. The Smiths did much better than the Millers, but perhaps not as consistently as they would have liked.

The Jordans invested their $200,000 nest egg in the Lord Abbett Affiliated Fund, with all distributions to be reinvested.

3. Like the Smiths, the Jordans invested their nest egg with future growth in mind. They withdrew 6% of their balance annually, based on their account balance at the end of the previous year, and allowed the rest of their money to remain invested. Because their investment has gone up and down through the years, their income has varied. However, unlike the Millers, their income grew substantially over time -- as did their original nest egg. The Jordans also did considerably better than the Smiths because, unlike an index fund that mimics the performance of the market, Affiliated Fund is managed to reduce risk during downturns in the market. By investing their nest egg in the Lord Abbett Affiliated Fund, the Jordans enjoyed more consistent returns and higher income throughout their retirement.

--------------------------------------------------------------------------------
*The Standard & Poor's 500 Index is an unmanaged index consisting of the stocks of 500 companies commonly followed by the investment community. An investor cannot invest directly in an index, such as the S&P 500, but can invest in an S&P 500 Index Fund.

Joan and Robert Miller:
Bond Buyers

[PHOTO OMITTED}

   [The following table was depicted as a bar graph in the printed materials.]

--------------------------------------------------------------------------------

                25-year High-Grade Bond: Annual Income Interest:

                          Original investment: $200,000
                        Total interest received: $325,000

                           1997      13,000

                           1992      13,000

                           1987      13,000

                           1982      13,000

                           1977      13,000

                           1973      13,000


--------------------------------------------------------------------------------
                    Value of investment on December 31, 1997: $200,000

Helen and Jason Smith:
Index Fund Investors

[PHOTO OMMITED]

   [The following table was depicted as a bar graph in the printed materials.]

--------------------------------------------------------------------------------

                  S&P Index-Based Fund: Annual Income from Distributions

                          Original investment: $200,000
                         Total income received: $493,790

                                1997    $48,284

                                1992    $31,771

                                1987    $20,534

                                1982    $10,982

                                1977    $10,046

                                1973    $12,000

--------------------------------------------------------------------------------

                   Value of investment on December 31, 1997: $1,018,776

Kate and David Jordan:
Affiliated Fund Investors

[PHOTO OMMITED]

   [The following table was depicted as a bar graph in the printed materials.]

--------------------------------------------------------------------------------

              Lord Abbett Affiliated Fund: Annual Income from Distributions

                          Original investment: $200,000
                         Total income received: $664,120

                               1997     $61,240

                               1992     $38,992

                               1987     $31,200

                               1982     $15,984

                               1977     $13,736

                               1973     $11,551

--------------------------------------------------------------------------------

                   Value of investment on December 31, 1997: $1,210,862

[PHOTO OMITTED]

It's About Time...Not Timing

Because it is impossible to perfectly time the market, your investment success depends on:

o choosing an investment that is appropriate for your needs, and

o staying invested over long periods of time.

Even if you could predetermine the best days to invest, your performance might not be dramatically different than if you had made periodic investments. Even more surprising is the relatively small difference an investor would have experienced over the course of 25 years when making an investment in Affiliated Fund on the "best" day each year, versus the "worst" day.(1)

"Best" Day to Invest                     "Worst" Day to Invest
(Stock Market at its Lowest)             (Stock Market at its Highest)

--------------------------------------------------------------------------------
 Date of     Cumulative   Account Value   Date of     Cumulative   Account Value
Investments  Investments  at Year End    Investments  Investments   at Year End
--------------------------------------------------------------------------------

12/5/73       $  5,000    $  5,150         1/11/73   $    5,000    $    4,357
12/6/74         10,000       9,281         3/13/74       10,000         7,418
1/2/75          15,000      19,385         7/15/75       15,000        14,857
1/2/76          20,000      32,401         9/21/76       20,000        24,887
11/2/77         25,000      35,242         1/3/77        25,000        27,640
2/28/78         30,000      41,776         9/11/78       30,000        32,862
11/7/79         35,000      59,319         10/5/79       35,000        47,256
4/21/80         40,000      80,342         11/20/80      40,000        63,527
9/25/81         45,000      85,762         4/27/81       45,000        68,235
8/12/82         50,000     112,787         12/27/82      50,000        89,301
1/3/83          55,000     147,711         11/29/83      55,000       116,860
7/24/84         60,000     163,528         1/6/84        60,000       129,849
1/4/85          65,000     213,693         12/16/85      65,000       169,547
1/22/86         70,000     268,776         12/2/86       70,000       213,101
10/19/87        75,000     282,737         8/25/87       75,000       223,626
1/20/88         80,000     324,531         10/21/88      80,000       257,135
1/3/89          85,000     406,949         10/9/89       85,000       322,538
10/11/90        90,000     391,085         7/17/90       90,000       310,163
1/9/91          95,000     483,312         12/31/91      95,000       383,262
10/9/92        100,000     548,527         6/1/92       100,000       435,954
1/20/93        105,000     626,575         12/29/93     105,000       498,432
4/4/94         110,000     657,354         1/31/94      110,000       523,627
1/30/95        115,000     872,164         12/13/95     115,000       694,510
1/10/96        120,000   1,053,053         12/27/96     120,000       838,582
4/11/97        125,000   1,324,229         8/6/97       125,000     1,054,536
--------------------------------------------------------------------------------
Account Value on                           Account Value on
12/31/97                $1,324,229         12/31/97                $1,054,536
--------------------------------------------------------------------------------
Average Annual                             Average Annual
Total Return                15.89%         Total Return                14.49%
--------------------------------------------------------------------------------

----------
(1) The "best" day is defined as the day that the Dow Jones Industrial Average was at the low for the given year. The "worst" day is defined as the day that the Dow was at the high for that year.

See page 1 for important information about periodic investments.

[PHOTO OMMITED]

Strong Performance in a Flat Market

The value of our management discipline can be illustrated by measuring Affiliated Fund's performance during a "flat" market. The Dow Jones Industrial Average (which does not take dividends or capital gains into account) opened at 1003.16 on November 14, 1972 and closed at 1003.68 on October 12, 1982. Affiliated Fund shareholders who reinvested dividends and capital gains during this 10-year period were able to obtain results that were far from "flat."

--------------------------------------------------------------------------------

                        Average Annual Total Returns:(1)
                             Affiliated Fund: 10.8%
                       Dow Jones Industrial Average: 5.5%

Affiliated Fund

Outperformed During the "Tough" Periods:

$10,000 Invested 11/14/72-10/12/82

  [The following table was depicted as a line chart in the printed materials.]

   Affiliated Fund, dividends and capital
   gains reinvested(2)                                $27,617

   Dow Jones Industrial Average, with dividends
   reinvested                                         $16,945

   Dow Jones Industrial Average                       $10,005

--------------------------------------------------------------------------------

Make Time Your Partner

Successful financial planning requires discipline and a long-term strategy. No equity mutual fund will "go up all the time." However, the longer an investor owned Affiliated Fund, the better their chances of realizing positive results.

Since 1950, Affiliated Fund's account value increased...

          [The following information was depicted as a pie chart in the printed materials.]

                            ...67% of the time during
                           the last 48 1-year periods.

          [The following information was depicted as a pie chart in the printed materials.]

                            ...93% of the time during
                           the last 46 3-year periods.

          [The following information was depicted as a pie chart in the printed materials.]

                            ...95% of the time during
                           the last 44 5-year periods.

          [The following information was depicted as a pie chart in the printed materials.]

                           ...during all periods of 8
                                 years or more.

                        Periods refer to calendar years.

--------------------------------------------------------------------------------

(1) Average annual total returns include reinvestment of dividends and capital gains for Affiliated Fund, and reinvestment of dividends for Dow Jones Industrial Average.

(2)   $10,000 Fund investment is at net asset value.

--------------------------------------------------------------------------------

See page 1 for important information about periodic investments.

[PHOTO OMMITED]

This family set up a disciplined plan using Lord Abbett's Invest-A-Matic service and made a $250 initial investment in Affiliated Fund on 12/31/77, plus $100 per month from 1/31/78 through 12/31/97.

Goal: College

Because families and individuals have unique financial situations, a good investment vehicle should offer the flexibility to help investors reach their goals.

Below are two hypothetical investment strategies for investors with different situations. While both families had the same goal, they took different routes.

These investors used time--an investor's best ally--along with Affiliated's disciplined approach, to build their nest egg. The end result in both cases is the same--the ability to fund a child's education.

--------------------------------------------------------------------------------
Could You Put Your
Child Through
College on $100
per Month?

                               1977          235
                               1978          1388
                               1979          3082
                               1980          5140
                               1981          6276
                               1982          9166
                               1983          12752
                               1984          14863
                               1985          20154
                               1986          25993
                               1987          27839
                               1988          32600
                               1989          41524
                               1990          40474
                               1991          50623
                               1992          58119
                               1993          67001
                               1994          70888
                               1995          94672
                               1996          114918
                               1997          145080
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Could You Put Your
Child Through
College with
$10,000?

                               1977          9416
                               1978          9752
                               1979          12619
                               1980          15725
                               1981          15778
                               1982          19559
                               1983          24554
                               1984          26230
                               1985          33279
                               1986          40915
                               1987          42221
                               1988          47630
                               1989          58838
                               1990          55761
                               1991          68029
                               1992          76460
                               1993          86562
                               1994          90076
                               1995          118629
                               1996          142415
                               1997          178248

--------------------------------------------------------------------------------

[PHOTO OMITTED]

This family made a $10,000 investment on 12/31/77.

--------------------------------------------------------------------------------
See page 1 for important information about periodic investments.

Affiliated Fund For Your IRA

Over 54,000 investors currently use Affiliated Fund in their IRAs as part of their retirement planning. Affiliated's history of strong returns has been generated through investing in large, financially sound companies that we believe offer good value for our shareholders. If IRAs had been available 40 years ago, an annual $2,000 IRA investment in Affiliated Fund, an $80,000 total investment, would have provided a sizable sum for retirement today.

--------------------------------------------------------------------------------

Affiliated Fund IRAs

Investments of $2,000 per year
All periods end 12/31/97

  [The following table is represented by a bar graph in the printed material.]

Total Invested:    $20,000 over 10 Yrs.                    $48,908

                   $40,000 over 20 Yrs.                   $250,944

                   $60,000 over 30 Yrs.                   $794,199

                   $80,000 over 40 Yrs.                 $2,022,490

o  Amount Invested

o  Account Value
   on 12/31/97
--------------------------------------------------------------------------------

Even a ten-year IRA investment with Affiliated Fund grew to more than twice the original investment. An IRA invested in Lord Abbett Affiliated Fund can be an important component of your retirement portfolio.

Bonds purchased by the Fund are subject to market fluctuations upward and downward inversely to the rise and fall of interest rates. Common stocks are also subject to market fluctuations, providing the potential for gains and the risk of loss.

The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for the Fund's current prospectus. A prospectus contains more complete information about the Fund, including charges and expenses, and should be read carefully before investing. If used after 3/31/98, this literature must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

The Standard & Poor's 500 Index is an unmanaged index consisting of the stocks of 500 companies. The Dow Jones Industrial Average is an unmanaged index consisting of 30 stocks. Both indices are commonly followed by the investment community. An investor cannot invest directly in an index, such as the S&P 500 or Dow Jones Industrial Average.

Survey results referenced throughout are based on a Lord Abbett Affiliated Fund shareholder survey conducted by Lord, Abbett & Co. in 1993.

                               LORD, ABBETT & CO.
                              Investment Management

                                    [LOGO](R)

                           A Tradition of Performance
                          Through Disciplined Investing

                           LORD ABBETT DISTRIBUTOR LLC
          ------------------------------------------------------------
          The GM Building o 767 Fifth Avenue o New York, NY 10153-0203
                                  800-426-1130

Numbers to Keep Handy

For More Information:   800-426-1130

For Literature:         800-874-3733

For Shareholder Account
or Statement Inquiries: 800-821-5129

Visit Our Web Site:     http://www.lordabbett.com

                                                                      LAA-6-1297